                                                                               .
                                                                               .
                                                                               .

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

                                         CHAPTER 11
IN RE: ENRON CORP., ET AL.,
DEBTORS                                  CASE NOS. 01-16033 THROUGH 01-16046, 01-16048, 01-16076, 01-16078, 01-16080, 01-16109
                                         THROUGH 01-16111, 01-16280, 01-16319, 01-16428 THROUGH 01-16431, 01-16467, 01-16483,
                                         02-10007, 02-10038, 02-10059 THROUGH 02-10061, 02-10132, 02-10232, 02-10252, 02-10346,
                                         02-10464, 02-10613, 02-10632, 02-10743, 02-10747, 02-10748, 02-10751, 02-10755, 02-10757,
                                         02-10760, 02-10761, 02-10764, 02-10766, 02-10939, 02-11123, 02-11239, 02-11242, 02-11267,
                                         02-11268, 02-11272, 02-11824, 02-11884, 02-12104 , 02-12105, 02-12106, 02-12347, 02-12398,
                                         02-12400, 02-12402, 02-12403, 02-12902, 02-13702, 02-13723, 02-14046, 02-14632, 02-14885,
                                         02-14977, 02-15716, 02-16441, 02-16492, 03-10106, 03-10673, 03-10676, 03-10678, 03-10681,
                                         03-10682, 03-11364, 03-11369, 03-11371, 03-11373, 03-11374, 03-12088, 03-13151,
                                         03-13154 THROUGH 03-13160, 03-13234 THROUGH 03-13241, 03-13259, 03-13446, 03-13447,
                                         03-13451, 03-13453, 03-13454, 03-13457, 03-13459 THROUGH 03-13463, 03-13465, 03-13467,
                                         03-13468, 03-13469, 03-13489, 03-13500, 03-13502, 03-13644, 03-13647, 03-13649, 03-13862,
                                         03-13877 THROUGH 03-13885, 03-13915, 03-13918, 03-13919, 03-13920, 03-13926, 03-13930,
                                         03-13949, 03-13950, 03-13952, 03-13953, 03-13957, 03-14053, 03-14054, 03-14065, 03-14067,
                                         03-14068, 03-14069, 03-14070, 03-14126, 03-14130, 03-14131, 03-14175, 03-14176, 03-14177,
                                         03-14178, 03-14185, 03-14223 THROUGH 03-14232, 03-14539, 03-14540, 03-14862, 03-14871,
                                         03-16566, 03-16882

                                         (JOINTLY ADMINISTERED)

                         MONTHLY OPERATING STATEMENT FOR
                        THE MONTH ENDED JANUARY 31, 2004

DEBTORS' ADDRESS:                    Enron Corp. et al.
                                     1221 Lamar #1600
                                     Houston, TX 77010-1221

DEBTORS' ATTORNEY:                   Weil, Gotshal & Manges LLP
                                     767 Fifth Avenue
                                     New York, NY 10153

REPORT PREPARER:                     Enron Corp. et al.


                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

          The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

          The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.


DATE:    June 30, 2004                 By:      /s/ Raymond M. Bowen, Jr.
                                          ----------------------------------
                                       Name:  Raymond M. Bowen, Jr.
                                       Title: Executive Vice President and
                                                Chief Financial Officer

                                                                         Table 1




                                EXPLANATORY NOTES

BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR JANUARY 2004

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through January 2004 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

   - Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Beginning balance reflects cash as of the previous month-end, regardless of the Debtors' filing dates. The ending balance reflects checks that were written but have not cleared the bank.

Table 2 -- Tax Rollforward (Non-Payroll)

   - Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that the debtors accrue federal and state income taxes quarterly. The following non-debtors included in the Enron Corp. consolidated tax group accrue federal and state income taxes monthly and are currently transferring their federal and unitary state income tax accruals to Enron Corp. under written tax sharing agreements: Transwestern Pipeline Company, Portland General Electric Company and subsidiaries, Northern Plains Natural Gas Company, Transwestern Holding Company, Inc., CrossCountry Energy Corp., CrossCountry Citrus Corp., Pan Border Gas Company and NBP Services Corporation.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

   - Includes all post-petition payables except those related to commodity trading. The "other" column represents the amount of the 20% holdback of professional fees related to billings of certain professionals. Payment of this amount will be subject to approval by the bankruptcy court.

                                                                         Table 1



Table 4 -- Receivables Aging - Non-Commodity

   - Includes all trade and other receivables except those related to commodity trading included in Table 6 and tax refunds included in Table 2. The "other" column represents unbilled receivables, notes receivable, allowance for doubtful accounts and other accounts that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

   - Includes all trade and other receivables except those related to commodity trading included in Table 6 and tax refunds included in Table 2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

   - Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counterparty. Amounts reflect receivables and payables from commodity activities for which the applicable debtor entities continue to perform, after netting (offsetting) assets and liabilities related to domestic wholesale trading activities with third parties.

Table 7 -- Asset Dispositions

   - Includes asset sales closed during the period, including those made by non-debtor entities, except normal course sales of inventory. Also excludes settlements and sales of wholesale and retail trading and service contracts. Asset sales by unconsolidated affiliates are footnoted. Current management of the Company makes no representation as to the accuracy of the book value of the assets sold. Additionally, the proceeds reported may change as a result of the resolution of ongoing purchase price adjustment disputes with respect to certain of the asset dispositions.

                                                                         Table 1



                                  Enron Debtors
                            Cash Activity Rollforward
                      For the Month Ended January 31, 2004
                                  (In Millions)



                                                                 Beginning   3rd Party      3rd Party
Debtor Company                                    Case No.         Balance   Receipts     Disbursements
--------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                   01-16033          $   3           -         $   -
Enron Corp.                                      01-16034            129           7           (51)
Enron North America Corp.                        01-16035            564          38            (2)
Enron Power Marketing, Inc.                      01-16036            306          11             -
PBOG Corp.                                       01-16037              -           -             -
Smith Street Land Company                        01-16038              -           -             -
Enron Broadband Services, Inc.                   01-16039              -           -             -
Enron Energy Services Operations, Inc.           01-16040             46           -             -
Enron Energy Marketing Corp.                     01-16041              2           -             -
Enron Energy Services, Inc.                      01-16042             29           3             -
Enron Energy Services, LLC                       01-16043              -           -             -
Enron Transportation Services Company            01-16044             21           -             -
BAM Leasing Company                              01-16045              -           -             -
ENA Asset Holdings, L.P.                         01-16046              1           -             -
Enron Gas Liquids, Inc.                          01-16048              4           -             -
Enron Global Markets LLC                         01-16076              -           -             -
Enron Net Works L.L.C.                           01-16078              -           -             -
Enron Industrial Markets LLC                     01-16080              -           -             -
Operational Energy Corp.                         01-16109              -           -             -
Enron Engineering & Construction Co.             01-16110              5           -             -
Enron Engineering & Operational
 Services Co.                                    01-16111              -           -             -
Garden State Paper Company LLC                   01-16280              8           -             -
Palm Beach Development Company, L.L.C.           01-16319              -           -             -
Tenant Services, Inc.                            01-16428              -           -             -
Enron Energy Information
 Solutions, Inc.                                 01-16429              -           -             -
EESO Merchant Investments, Inc.                  01-16430              -           -             -
Enron Federal Solutions, Inc.                    01-16431              -           -             -
Enron Freight Markets Corp.                      01-16467              -           -             -
Enron Broadband Services, L.P.                   01-16483              -           -             -
Enron Energy Services North America, Inc.        02-10007              -           -             -
Enron LNG Marketing LLC                          02-10038              -           -             -
Calypso Pipeline, LLC                            02-10059              -           -             -
Enron Global LNG LLC                             02-10060              -           -             -
Enron International Fuel Management Company      02-10061              -           -             -
Enron Natural Gas Marketing Corp.                02-10132              -           -             -
ENA Upstream Company LLC                         02-10232              1           -             -
Enron Liquid Fuels, Inc.                         02-10252             15           -             -
Enron LNG Shipping Company                       02-10346              3           -             -
Enron Property & Services Corp.                  02-10464              1           -            (1)
Enron Capital & Trade Resources
 International Corp.                             02-10613              1          15             -
Enron Communication Leasing Corp.                02-10632              -           -             -
Enron Wind Corp. (b)                             02-10743
Enron Wind Systems, Inc. (b)                     02-10747
Enron Wind Energy Systems Corp. (b)              02-10748
Enron Wind Maintenance Corp. (b)                 02-10751
Enron Wind Constructors Corp. (b)                02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)           02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)          02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)         02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)          02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)           02-10766

                                                               Transfer
                                                               (to)/from
                                                   Net         Restricted      Ending
Debtor Company                                   Intercompany     Cash       Balance (c)
-------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                      $   -         $  -       $   3
Enron Corp.                                            12            -          97
Enron North America Corp.                              73            -         673
Enron Power Marketing, Inc.                           (11)           -         306
PBOG Corp.                                              -            -           -
Smith Street Land Company                               -            -           -
Enron Broadband Services, Inc.                          -            -           -
Enron Energy Services Operations, Inc.                  -            -          46
Enron Energy Marketing Corp.                            -            -           2
Enron Energy Services, Inc.                             3            -          35
Enron Energy Services, LLC                              -            -           -
Enron Transportation Services Company                   -            -          21
BAM Leasing Company                                     -            -           -
ENA Asset Holdings, L.P.                                -            -           1
Enron Gas Liquids, Inc.                                 -            -           4
Enron Global Markets LLC                                -            -           -
Enron Net Works L.L.C.                                  -            -           -
Enron Industrial Markets LLC                            -            -           -
Operational Energy Corp.                                -            -           -
Enron Engineering & Construction Co.                    -            -           5
Enron Engineering & Operational
 Services Co.                                           -            -           -
Garden State Paper Company LLC                          -            -           8
Palm Beach Development Company, L.L.C.                  -            -           -
Tenant Services, Inc.                                   -            -           -
Enron Energy Information
 Solutions, Inc.                                        -            -           -
EESO Merchant Investments, Inc.                         -            -           -
Enron Federal Solutions, Inc.                           -            -           -
Enron Freight Markets Corp.                             -            -           -
Enron Broadband Services, L.P.                          -            -           -
Enron Energy Services North America, Inc.               -            -           -
Enron LNG Marketing LLC                                 -            -           -
Calypso Pipeline, LLC                                   -            -           -
Enron Global LNG LLC                                    -            -           -
Enron International Fuel Management Company             -            -           -
Enron Natural Gas Marketing Corp.                       -            -           -
ENA Upstream Company LLC                                -            -           1
Enron Liquid Fuels, Inc.                                -            -          15
Enron LNG Shipping Company                              -            -           3
Enron Property & Services Corp.                         -            -           -
Enron Capital & Trade Resources
 International Corp.                                  (16)           -           -
Enron Communication Leasing Corp.                       -            -           -
Enron Wind Corp. (b)
Enron Wind Systems, Inc. (b)
Enron Wind Energy Systems Corp. (b)
Enron Wind Maintenance Corp. (b)
Enron Wind Constructors Corp. (b)
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)

                           Continued on the next page

                                                                         Table 1


                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                      For the Month Ended January 31, 2004
                                  (In Millions)




                                                              Beginning       3rd Party   3rd Party
Debtor Company                                    Case No.    Balance         Receipts  Disbursements
-----------------------------------------------------------------------------------------------------
Intratex Gas Company                             02-10939              -           -          -
Enron Processing Properties, Inc.                02-11123              -           -          -
Enron Methanol Company                           02-11239              -           -          -
Enron Ventures Corp.                             02-11242              -           -          -
Enron Mauritius Company                          02-11267              -           -          -
Enron India Holding Ltd.                         02-11268              -           -          -
Offshore Power Production C.V.                   02-11272              -           -          -
The New Energy Trading Company                   02-11824              4           -          -
EES Service Holdings, Inc                        02-11884              -           -          -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)     02-12104
ZWHC, LLC (a)                                    02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                     02-12106
Enron Reserve Acquisition Corp.                  02-12347             43           -          -
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a) 02-12398
Enron Power & Industrial Construction (a)        02-12400
NEPCO Power Procurement Co. (a)                  02-12402
NEPCO Services International, Inc. (a)           02-12403
San Juan Gas Company, Inc.                       02-12902              1           1          -
EBF, LLC                                         02-13702              -           -          -
Zond Minnesota Construction Co. LLC (a)          02-13723
Enron Fuels International, Inc.                  02-14046              -           -          -
E Power Holdings Corp.                           02-14632              -           -          -
EFS Construction Management Services, Inc.       02-14885              -           -          -
Enron Management Inc.                            02-14977              -           -          -
Enron Expat Services, Inc.                       02-15716              -           -          -
Artemis Associates, LLC                          02-16441              -           -          -
Clinton Energy Management Services, Inc.         02-16492              9           -          -
LINGTEC Constructors, L.P.                       03-10106              -           -          -
EGS New Ventures Group                           03-10673              -           -          -
Louisiana Gas Marketing Company                  03-10676              -           -          -
Louisiana Resources Company                      03-10678              -           -          -
LGMI, Inc.                                       03-10681              -           -          -
LRCI, Inc.                                       03-10682              5           -          -
Enron Communications Group, Inc.                 03-11364              -           -          -
EnRock Management, LLC                           03-11369              -           -          -
ECI-Texas, L.P.                                  03-11371              -           -          -
EnRock, L.P.                                     03-11373              -           -          -
ECI-Nevada Corp.                                 03-11374              -           -          -
Enron Alligator Alley Pipeline Company           03-12088              -           -          -
Enron Wind Storm Lake I LLC (a)                  03-13151
ECT Merchant Investments Corp.                   03-13154              6           -          -
EnronOnline, LLC                                 03-13155              -           -          -
St. Charles Development Company LLC              03-13156              -           -          -
Calcasieu Development Company LLC                03-13157              -           -          -
Calvert City Power I, LLC                        03-13158              -           -          -
Enron ACS, Inc.                                  03-13159              -           -          -
LOA, Inc.                                        03-13160              -           -          -
Enron India LLC                                  03-13234              -           -          -
Enron International Inc.                         03-13235              -           -          -
Enron International Holdings Corp.               03-13236              -           -          -
Enron Middle East LLC                            03-13237              -           -          -
Enron WarpSpeed Services, Inc.                   03-13238              -           -          -
Modulus Technologies, Inc.                       03-13239              -           -          -
Enron Telecommunications, Inc.                   03-13240              -           -          -
DataSystems Group, Inc.                          03-13241              -           -          -
Risk Management & Trading Corp.                  03-13259              1           -          -
Omicron Enterprises, Inc.                        03-13446              -           -          -

                                                                           Transfer
                                                                           (to)/from
                                                     Net       Restricted   Ending
Debtor Company                                   Intercompany    Cash      Balance (c)
----------------------------------------------------------------------------------------
Intratex Gas Company                                 -              -          -
Enron Processing Properties, Inc.                    -              -          -
Enron Methanol Company                               -              -          -
Enron Ventures Corp.                                 -              -          -
Enron Mauritius Company                              -              -          -
Enron India Holding Ltd.                             -              -          -
Offshore Power Production C.V.                       -              -          -
The New Energy Trading Company                       -              -          4
EES Service Holdings, Inc                            -              -          -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)
ZWHC, LLC (a)
Zond Pacific LLC
 (formerly Zond Pacific) (a)
Enron Reserve Acquisition Corp.                      -              -         43
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)
Enron Power & Industrial Construction (a)
NEPCO Power Procurement Co. (a)
NEPCO Services International, Inc. (a)
San Juan Gas Company, Inc.                           -              -          2
EBF, LLC                                             -              -          -
Zond Minnesota Construction Co. LLC (a)
Enron Fuels International, Inc.                      -              -          -
E Power Holdings Corp.                               -              -          -
EFS Construction Management Services, Inc.           -              -          -
Enron Management Inc.                                -              -          -
Enron Expat Services, Inc.                           -              -          -
Artemis Associates, LLC                              -              -          -
Clinton Energy Management Services, Inc.             -              -          9
LINGTEC Constructors, L.P.                           -              -          -
EGS New Ventures Group                               -              -          -
Louisiana Gas Marketing Company                      -              -          -
Louisiana Resources Company                          -              -          -
LGMI, Inc.                                           -              -          -
LRCI, Inc.                                           -              -          5
Enron Communications Group, Inc.                     -              -          -
EnRock Management, LLC                               -              -          -
ECI-Texas, L.P.                                      -              -          -
EnRock, L.P.                                         -              -          -
ECI-Nevada Corp.                                     -              -          -
Enron Alligator Alley Pipeline Company               -              -          -
Enron Wind Storm Lake I LLC (a)
ECT Merchant Investments Corp.                       -              -          6
EnronOnline, LLC                                     -              -          -
St. Charles Development Company LLC                  -              -          -
Calcasieu Development Company LLC                    -              -          -
Calvert City Power I, LLC                            -              -          -
Enron ACS, Inc.                                      -              -          -
LOA, Inc.                                            -              -          -
Enron India LLC                                      -              -          -
Enron International Inc.                             -              -          -
Enron International Holdings Corp.                   -              -          -
Enron Middle East LLC                                -              -          -
Enron WarpSpeed Services, Inc.                       -              -          -
Modulus Technologies, Inc.                           -              -          -
Enron Telecommunications, Inc.                       -              -          -
DataSystems Group, Inc.                              -              -          -
Risk Management & Trading Corp.                      -              -          1
Omicron Enterprises, Inc.                            -              -          -


                           Continued on the next page

                                                                         Table 1



                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                      For the Month Ended January 31, 2004
                                  (In Millions)




                                                              Beginning      3rd Party     3rd Party
Debtor Company                                    Case No.    Balance         Receipts   Disbursements
------------------------------------------------------------------------------------------------------
EFS I, Inc.                                      03-13447        79                -            -
EFS II, Inc.                                     03-13451         -                -            -
EFS III, Inc.                                    03-13453         -                -            -
EFS V, Inc.                                      03-13454         -                -            -
EFS VI, Inc.                                     03-13457         -                -            -
EFS VII, Inc.                                    03-13459         -                -            -
EFS IX, Inc.                                     03-13460         -                -            -
EFS X, Inc.                                      03-13461         -                -            -
EFS XI, Inc.                                     03-13462         -                -            -
EFS XII, Inc.                                    03-13463         -                -            -
EFS XV, Inc.                                     03-13465         -                -            -
EFS XVII, Inc.                                   03-13467         -                -            -
Jovinole Associates                              03-13468         -                -            -
EFS Holdings, Inc.                               03-13469         -                -            -
Enron Operations Services Corp.                  03-13489         30               -            -
Green Power Partners I, LLC (a)                  03-13500
TLS Investors, LLC                               03-13502         -                -            -
ECT Securities Limited Partnership               03-13644         3                -            -
ECT Securities LP Corp.                          03-13647         -                -            -
ECT Securities GP Corp.                          03-13649         -                -            -
KUCC Cleburne, LLC                               03-13862         -                -            -
Enron International Asset Management Corp.       03-13877         -                -            -
Enron Brazil Power Holdings XI Ltd.              03-13878         -                -            -
Enron Holding Company, L.L.C.                    03-13879         -                -            -
Enron Development Management, Ltd.               03-13880         -                -            -
Enron International Korea Holdings Corp.         03-13881         -                -            -
Enron Caribe VI Holdings Ltd.                    03-13882         -                -            -
Enron International Asia Corp.                   03-13883         -                -            -
Enron Brazil Power Investments XI Ltd.           03-13884         -                -            -
Paulista Electrical Distribution, L.L.C.         03-13885         -                -            -
Enron Pipeline Construction Services Company     03-13915         -                -            -
Enron Pipeline Services Company                  03-13918         -                -            -
Enron Trailblazer Pipeline Company               03-13919         -                -            -
Enron Liquid Services Corp.                      03-13920         -                -            -
Enron Machine and Mechanical Services, Inc.      03-13926         -                -            -
Enron Commercial Finance Ltd.                    03-13930         -                -            -
Enron Permian Gathering, Inc.                    03-13949         -                -            -
Transwestern Gathering Company                   03-13950         -                -            -
Enron Gathering Company                          03-13952         -                -            -
EGP Fuels Company                                03-13953         -                -            -
Enron Asset Management Resources, Inc.           03-13957         -                -            -
Enron Brazil Power Holdings I Ltd.               03-14053         4                -            -
Enron do Brazil Holdings Ltd.                    03-14054         -                -            -
Enron Wind Storm Lake II LLC (a)                 03-14065
Enron Renewable Energy Corp. (a)                 03-14067
Enron Acquisition III Corp.                      03-14068         -                -            -
Enron Wind Lake Benton LLC (a)                   03-14069
Superior Construction Company                    03-14070         -                -            -
EFS IV, Inc.                                     03-14126         -                -            -
EFS VIII, Inc.                                   03-14130         -                -            -
EFS XIII, Inc.                                   03-14131         -                -            -
Enron Credit Inc.                                03-14175         1                -            -
Enron Power Corp.                                03-14176        12                -            -
Richmond Power Enterprise, L.P.                  03-14177         -                -            -
ECT Strategic Value Corp.                        03-14178         -                -            -
Enron Development Funding Ltd.                   03-14185        54                -            -
Atlantic Commercial Finance, Inc.                03-14223         2                1            -
The Protane Corporation                          03-14224         6                -            -

                                                                             Transfer
                                                                            (to)/from
                                                   Net          Restricted    Ending
Debtor Company                                  Intercompany      Cash       Balance (c)
-----------------------------------------------------------------------------------------
EFS I, Inc.                                          -               -          79
EFS II, Inc.                                         -               -           -
EFS III, Inc.                                        -               -           -
EFS V, Inc.                                          -               -           -
EFS VI, Inc.                                         -               -           -
EFS VII, Inc.                                        -               -           -
EFS IX, Inc.                                         -               -           -
EFS X, Inc.                                          -               -           -
EFS XI, Inc.                                         -               -           -
EFS XII, Inc.                                        -               -           -
EFS XV, Inc.                                         -               -           -
EFS XVII, Inc.                                       -               -           -
Jovinole Associates                                  -               -           -
EFS Holdings, Inc.                                   -               -           -
Enron Operations Services Corp.                      -               -          30
Green Power Partners I, LLC (a)
TLS Investors, LLC                                   -               -           -
ECT Securities Limited Partnership                   -               -           3
ECT Securities LP Corp.                              -               -           -
ECT Securities GP Corp.                              -               -           -
KUCC Cleburne, LLC                                   -               -           -
Enron International Asset Management Corp.           -               -           -
Enron Brazil Power Holdings XI Ltd.                  -               -           -
Enron Holding Company, L.L.C.                        -               -           -
Enron Development Management, Ltd.                   -               -           -
Enron International Korea Holdings Corp.             -               -           -
Enron Caribe VI Holdings Ltd.                        -               -           -
Enron International Asia Corp.                       -               -           -
Enron Brazil Power Investments XI Ltd.               -               -           -
Paulista Electrical Distribution, L.L.C.             -               -           -
Enron Pipeline Construction Services Company         -               -           -
Enron Pipeline Services Company                      -               -           -
Enron Trailblazer Pipeline Company                   -               -           -
Enron Liquid Services Corp.                          -               -           -
Enron Machine and Mechanical Services, Inc.          -               -           -
Enron Commercial Finance Ltd.                        -               -           -
Enron Permian Gathering, Inc.                        -               -           -
Transwestern Gathering Company                       -               -           -
Enron Gathering Company                              -               -           -
EGP Fuels Company                                    -               -           -
Enron Asset Management Resources, Inc.               -               -           -
Enron Brazil Power Holdings I Ltd.                   -               -           4
Enron do Brazil Holdings Ltd.                        -               -           -
Enron Wind Storm Lake II LLC (a)
Enron Renewable Energy Corp. (a)
Enron Acquisition III Corp.                          -               -           -
Enron Wind Lake Benton LLC (a)
Superior Construction Company                        -               -           -
EFS IV, Inc.                                         -               -           -
EFS VIII, Inc.                                       -               -           -
EFS XIII, Inc.                                       -               -           -
Enron Credit Inc.                                    1               -           2
Enron Power Corp.                                    -               -          12
Richmond Power Enterprise, L.P.                      -               -           -
ECT Strategic Value Corp.                            -               -           -
Enron Development Funding Ltd.                      18               -          72
Atlantic Commercial Finance, Inc.                    -               -           3
The Protane Corporation                              -               -           6



                             Continued on next page

                                                                         Table 1


                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                      For the Month Ended January 31, 2004
                                 (In Millions)

                                                                                                           Transfer
                                                                                                           (to)/from
                                                        Beginning  3rd Party   3rd Party        Net        Restricted  Ending
Debtor Company                               Case No.    Balance    Receipts  Disbursements Intercompany      Cash     Balance (c)
-----------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC       03-14225        4           1          --          --              --           5
Enron Development Corp.                     03-14226       --          --          --          --              --          --
ET Power 3 LLC                              03-14227       --          --          --          --              --          --
Nowa Sarzyna Holding B.V                    03-14228       --          --          --          --              --          --
Enron South America LLC                     03-14229       14          --          --          --              --          14
Enron Global Power & Pipelines LLC          03-14230       --          --          --          --              --          --
Portland General Holdings, Inc.             03-14231       --          --          --          --              --          --
Portland Transition Company, Inc.           03-14232       --          --          --          --              --          --
Cabazon Power Partners LLC (a)              03-14539
Cabazon Holdings LLC (a)                    03-14540
Enron Caribbean Basin LLC                   03-14862       10           1          --          (1)             --          10
Victory Garden Power Partners I LLC (a)     03-14871
Oswego Cogen Company, LLC                   03-16566       15          --          --          --              --          15
Enron Equipment Procurement Company         03-16882        1          --          --          --              --           1
                                                       ----------------------------------------------------------------------------

Combined Debtor Entities                               $1,443      $   78      $  (54)     $   79            $ --      $1,546
                                                       ============================================================================


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and 02-10766).

(c) In addition to the cash ending balance, the debtor companies listed below have restricted cash balances and proceeds held in escrow, primarily related to asset dispositions, as follows (in millions):

                      Enron Metals & Commodity Corp.                         $   26
                      Enron Corp.                                               551
                      Enron North America Corp.                                 871
                      Enron Power Marketing, Inc.                               499
                      Smith Street Land Company                                  87
                      Enron Broadband Services, Inc.                            136
                      Enron Energy Services Operations, Inc.                     56
                      Enron Energy Marketing Corp.                               30
                      Enron Energy Services, Inc.                               238
                      Enron Gas Liquids, Inc.                                     9
                      Enron Net Works LLC                                         4
                      Enron Energy Information Solutions, Inc.                    2
                      EESO Merchant Investments, Inc.                             4
                      Enron Broadband Services, LP                                2
                      Enron LNG Marketing LLC                                    32
                      Calypso Pipeline, LLC                                       5
                      ENA Upstream Company, LLC                                   1
                      Enron Liquid Fuels, Inc.                                    1
                      Enron LNG Shipping Company                                 24
                      Enron Capital & Trade Resources International Corp         41
                      Enron Methanol Company                                      5
                      Enron Reserve Acquisition Corp.                            18
                      San Juan Gas Company                                        3
                      EBF, LLC                                                    8
                      E Power Holdings Corp.                                      2
                      Clinton Energy Management Svcs                              5
                      ECT Merchant Investments Corp.                              3
                      Enron do Brazil Holdings Ltd.                               1
                      Enron  Power Corp.                                          1
                      The Protane Corporation                                     5
                      Enron South America LLC                                     6
                      Enron Global Power & Pipelines LLC                         47
                      Enron Equipment Procurement Company                        11
                                                                             ------
                      Combined Debtor Entities                               $2,734
                                                                             ======

                                                                         Table 2


                                  Enron Debtors
                          Tax Rollforward (Non-Payroll)
                      For the Month Ended January 31, 2004
                                  (In Millions)


                                                               Beginning                             (Payments)      Ending
Debtor Company                                 Case No.         Balance     Accruals  Intercompany    Refunds       Balance
-------------------------------------------------------------------------------------------------------------------------------

Enron Metals & Commodity Corp.                  01-16033        $--          $--       $   --          $ --          $--
Enron Corp.                                     01-16034          4          --            --            --            4
Enron North America Corp.                       01-16035         10          --            --            --           10
Enron Power Marketing, Inc.                     01-16036          1          --            --            --            1
PBOG Corp.                                      01-16037         --           --           --            --           --
Smith Street Land Company                       01-16038         --           --           --            --           --
Enron Broadband Services, Inc.                  01-16039         (1)          (1)          --            --           (2)
Enron Energy Services Operations, Inc.          01-16040          1          --            --            --            1
Enron Energy Marketing Corp.                    01-16041         (1)         --            --            --           (1)
Enron Energy Services, Inc.                     01-16042         12           (1)          --            --           11
Enron Energy Services, LLC                      01-16043         --           --           --            --           --
Enron Transportation
  Services Company                              01-16044         --           --           --            --           --
BAM Leasing Company                             01-16045         --           --           --            --           --
ENA Asset Holdings, L.P.                        01-16046         --           --           --            --           --
Enron Gas Liquids, Inc.                         01-16048         --           --           --            --           --
Enron Global Markets LLC                        01-16076         --           --           --            --           --
Enron Net Works L.L.C                           01-16078         --           --           --            --           --
Enron Industrial Markets LLC                    01-16080         --           --           --            --           --
Operational Energy Corp.                        01-16109         --           --                         --           --
Enron Engineering &
  Construction Co.                              01-16110         --           --           --            --           --
Enron Engineering &
  Operational Services Co.                      01-16111         --           --           --            --           --
Garden State Paper Company LLC                  01-16280         --           --           --            --           --
Palm Beach Development Company, L.L.C           01-16319         --           --           --            --           --
Tenant Services, Inc.                           01-16428         --           --           --            --           --
Enron Energy Information Solutions, Inc.        01-16429         --           --           --            --           --
EESO Merchant Investments, Inc.                 01-16430         --           --           --            --           --
Enron Federal Solutions, Inc.                   01-16431         --           --           --            --           --
Enron Freight Markets Corp.                     01-16467         --           --           --            --           --
Enron Broadband Services, L.P.                  01-16483         --           --           --            --           --
Enron Energy Services North America, Inc.       02-10007         --           --           --            --           --
Enron LNG Marketing LLC                         02-10038         --           --           --            --           --
Calypso Pipeline, LLC                           02-10059         --           --           --            --           --
Enron Global LNG LLC                            02-10060         --           --           --            --           --
Enron International Fuel Management Company     02-10061         --           --           --            --           --
Enron Natural Gas Marketing Corp.               02-10132         --           --           --            --           --
ENA Upstream Company LLC                        02-10232         --           --           --            --           --
Enron Liquid Fuels, Inc.                        02-10252         (1)          --           --            --           (1)
Enron LNG Shipping Company                      02-10346         --           --           --            --           --
Enron Property & Services Corp.                 02-10464          1           --           --            --            1
Enron Capital & Trade Resources
  International Corp.                           02-10613         (1)          (1)          --            --           (2)
Enron Communication Leasing Corp.               02-10632          4           --           --            --            4
Enron Wind Corp. (b)                            02-10743
Enron Wind Systems, Inc. (b)                    02-10747
Enron Wind Energy Systems Corp. (b)             02-10748
Enron Wind Maintenance Corp. (b)                02-10751
Enron Wind Constructors Corp. (b)               02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)          02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)         02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)        02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)         02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)          02-10766


                           Continued on the next page

                                                                         Table 2


                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                      For the Month Ended January 31, 2004
                                  (In Millions)


                                                                         Beginning                           (Payments)  Ending
Debtor Company                                        Case No.           Balance      Accruals  Intercompany   Refunds   Balance
-------------------------------------------------------------------------------------------------------------------------

Intratex Gas Company                                  02-10939              --            -          -          -          --
Enron Processing Properties, Inc.                     02-11123              --            -          -          -          --
Enron  Methanol Company                               02-11239               1            -          -          -            1
Enron Ventures Corp.                                  02-11242              --            -          -          -          --
Enron Mauritius Company                               02-11267              --            -          -          -          --
Enron India Holding Ltd.                              02-11268              --            -          -          -          --
Offshore Power Production C.V                         02-11272              --            -          -          -          --
The New Energy Trading Company                        02-11824              --            -          -          -          --
EES Service Holdings Inc.                             02-11884              --            -          -          -          --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)          02-12104
ZWHC, LLC (a)                                         02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                          02-12106
Enron Reserve Acquisition Corp.                       02-12347              --            -          -          -          --
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)      02-12398
Enron Power & Industrial Construction (a)             02-12400
NEPCO Power Procurement Co. (a)                       02-12402
NEPCO Services International, Inc. (a)                02-12403
San Juan Gas Company, Inc.                            02-12902              --            -          -          -          --
EBF, LLC                                              02-13702              --            -          -          -          --
Zond Minnesota Construction Company LLC (a)           02-13723
Enron Fuels International, Inc.                       02-14046              --                       -          -          --
                                                                                                                           ---
E Power Holdings Corp.                                02-14632              --            -          -          -          --
EFS Construction Management Services, Inc.            02-14885               -            -          --
                                                                                                                           ---
Enron Management Inc.                                 02-14977              --            -          -          -          --
Enron Expat Services, Inc.                            02-15716              --            -          -          -          --
Artemis Associates, LLC                               02-16441              --            -          -          -          --
Clinton Energy Management Services, Inc.              02-16492              --                                  -          --
                                                                                                                           ---
LINGTEC Constructors, L.P.                            03-10106             (10)           -          -          -          (10)
EGS New Ventures Corp.                                03-10673              --            -          -          -          --
Louisiana Gas Marketing Company                       03-10676              --            -          -          -          --
Louisiana Resources Company                           03-10678              --            -          -          -          --
LGMI, Inc.                                            03-10681               1            -          -          -            1
LRCI, Inc.                                            03-10682               1            -          -          -            1
Enron Communications Group, Inc.                      03-11364              --            -          -          -          --
EnRock Management, LLC                                03-11369              --            -          -          -          --
ECI-Texas, L.P.                                       03-11371              (2)           -          -          -           (2)
EnRock, L..P                                          03-11373              --            -          -          -          --
ECI-Nevada Corp.                                      03-11374              --            -          -          -          --
Enron Alligator Alley Pipeline Company                03-12088              --            -          -          -          --
Enron Wind Storm Lake I LLC (a)                       03-13151
ECT Merchant Investments corp                         03-13154              --            -          -          -          --
EnronOnline, LLC                                      03-13155              --            -          -          -          --
St. Charles Development Company, LLC                  03-13156              --            -          -          -          --
Calcasieu Development Company                         03-13157              --            -          -          -          --
Calvert City Power I, LLC                             03-13158              --            -          -          -          --
Enron ACS, Inc.                                       03-13159              --            -          -          -          --
LOA, Inc.                                             03-13160               -                      --          -          --
Enron India LLC                                       03-13234              --            -          -          -          --
Enron International Inc.                              03-13235              --            -          -          -          --
Enron International Holdings                          03-13236              --            -          -          -          --
Enron Middle East LLC                                 03-13237              --            -          -          -          --
Enron WarpSpeed Services, Inc.                        03-13238              --            -          -          -          --
Modulus Technologies, Inc.                            03-13239              --            -          -          -          --
Enron Telecommunications, Inc.                        03-13240              --            -          -          -          --
DataSystems Group, Inc.                               03-13241              --            -          -          -          --
Risk Management & Trading Corp.                       03-13259              --            -          -          -          --
Omnicron Enterprises, Inc.                            03-13446              --            -          -          -          --


                           Continued on the next page

                                                                         Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                      For the Month Ended January 31, 2004
                                  (In Millions)


                                                                 Beginning                        (Payments)  Ending
Debtor Company                                      Case No.     Balance    Accruals Intercompany   Refunds   Balance
-------------------------------------------------------------------------------------------------------------------------------

EFS I, Inc.                                        03-13447         -           -         -           -         --
EFS II, Inc.                                       03-13451         -           -         -           -         --
EFS III, Inc.                                      03-13453         -           -         -           -         --
EFS V, Inc.                                        03-13454         -           -         -           -         --
EFS VI, Inc.                                       03-13457         -           -         -           -         --
EFS VII, Inc.                                      03-13459         -           -         -           -         --
EFS IX, Inc.                                       03-13460         -           -         -           -         --
EFS X, Inc.                                        03-13461         -           -         -           -         --
EFS XI, Inc.                                       03-13462         -           -         -           -         --
EFS XII, Inc.                                      03-13463         -           -         -           -         --
EFS XV, Inc.                                       03-13465         -           -         -           -         --
EFS XVII, Inc.                                     03-13467         -           -         -           -         --
Jovinole Associates                                03-13468         -           -         -           -         --
EFS Holdings, Inc.                                 03-13469         -           -         -           -         --
Enron Operations Services Corp.                    03-13489         -           -         -           -         --
Green Power Partners I LLC (a)                     03-13500
TLS Investors, LLC                                 03-13502         -           -         -           -         --
ECT Securities Limited Partnership                 03-13644         -           -         -           -         --
ECT Securities LP Corp.                            03-13647         -           -         -           -         --
ECT Securities GP Corp.                            03-13649         -           -         -           -         --
KUCC Cleburne, LLC                                 03-13862         -           -         -           -         --
Enron International Asset Management Corp.         03-13877         -           -         -           -          -
Enron Brazil Power Holdings XI Ltd.                03-13878         -           -         -           -         --
Enron Holding Company L.L.C                        03-13879         -           -         -           -         --
Enron Development Management Ltd.                  03-13880         -           -         -           -         --
Enron International Korea Holdings Corp.           03-13881         -           -         -           -          -
Enron Caribe VI Holdings Ltd.                      03-13882         -           -         -           -         --
Enron International Asia Corp.                     03-13883         -           -         -           -         --
Enron Brazil Power Investments XI Ltd.             03-13884         -           -         -           -         --
Paulista Electrical Distribution, L.L.C            03-13885         -           -         -           -          -
Enron Pipeline Construction Services Company       03-13915         -           -         -           -          -
Enron Pipeline Services Company                    03-13918         1           -         -           -          1
Enron Trailblazer Pipeline Company                 03-13919         -           -         -           -         --
Enron Liquid Services Corp.                        03-13920         -           -         -           -         --
Enron Machine and Mechanical Services, Inc.        03-13926         -           -         -           -          -
Enron Commercial Finance Ltd.                      03-13930         -           -         -           -         --
Enron Permian Gathering Inc.                       03-13949         -           -         -           -         --
Transwestern Gathering Company                     03-13950         -           -         -           -         --
Enron Gathering Company                            03-13952         -           -         -           -         --
EGP Fuels Company                                  03-13953         -           -         -           -         --
Enron Asset Management Resources, Inc.             03-13957         -           -         -           -         --
Enron Brazil Power Holdings, I Ltd.                03-14053         -           -         -           -         --
Enron do Brazil Holdings, Ltd.                     03-14054         -           -         -           -         --
Enron Wind Storm Lake II LLC (a)                   03-14065
Enron Renewable Energy Corp. (a)                   03-14067
Enron Acquisition III Corp.                        03-14068         -           -         -           -         --
Enron Wind Lake Benton LLC (a)                     03-14069
Superior Construction Company                      03-14070         -           -         -           -         --
EFS IV, Inc.                                       03-14126         -           -         -           -         --
EFS VIII, Inc.                                     03-14130         -           -         -           -         --
EFS XIII, Inc.                                     03-14131         -           -         -           -         --
Enron Credit Inc.                                  03-14175         -           -         -           -         --
Enron Power Corp.                                  03-14176         -           -         -           -         --
Richmond Power Enterprise, L.P.                    03-14177         -           -         -           -         --
ECT Strategic Value Corp.                          03-14178         -           -         -           -         --
Enron Development Funding Ltd.                     03-14185         -           -         -           -         --
Atlantic Commercial Finance, Inc.                  03-14223         -           -         -           -         --
The Protane Corporation                            03-14224         -           -         -           -         --

                           Continued on the next page

                                                                         Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                      For the Month Ended January 31, 2004
                                  (In Millions)

                                                        Beginning                                      (Payments)       Ending
Debtor Company                          Case No.         Balance       Accruals         Intercompany     Refunds        Balance
-------------------------------------------------------------------------------------------------------------------------------

Enron Asia Pacific/ Africa/ China LLC   03-14225             -              -                 -              -            -
Enron Development Corp.                 03-14226             -              -                 -              -            -
ET Power 3 LLC                          03-14227             -              -                 -              -            -
Nowa Sarzyna Holding B.V.               03-14228             -              -                 -              -            -
Enron South America LLC                 03-14229             -              -                 -              -            -
Enron Global Power & Pipelines LLC      03-14230             -              -                 -              -            -
Portland General Holdings, Inc.         03-14231             -              -                 -              -            -
Portland Transition Company, Inc.       03-14232             -              -                 -              -            -
Cabazon Power Partners LLC (a)          03-14539
Cabazon Holdings LLC (a)                03-14540
Enron Caribbean Basin LLC               03-14862             -              -                 -              -            -
Victory Garden Power Partners I LLC (a) 03-14871
Oswego Cogen Company, LLC               03-16566             -              -                 -              -            -
Enron Equipment Procurement Company     03-16882             -              -                 -              -            -
                                                          ---------------------------------------------------------------------

Combined Debtor Entities                                  $ 21           $ (3)             $  -           $  -         $ 18
                                                          =====================================================================


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766).

                                                                         Table 3

                                  Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                             As of January 31, 2004
                                  (In Millions)

                                                              Current
Debtor Company                                 Case No.         1-30       31-60      61-90       91+       Other      Total
-----------------------------------------------------------------------------------------------------------------------------------

Enron Metals & Commodity Corp.                 01-16033         $   -      $   -      $  -       $  -       $  -       $  -
Enron Corp.                                    01-16034            17          -         -          4        147        168
Enron North America Corp.                      01-16035             -          -         -          -         45         45
Enron Power Marketing, Inc.                    01-16036             -          -         -          -          -          -
PBOG Corp.                                     01-16037             -          -         -          -          -          -
Smith Street Land Company                      01-16038             -          -         -          -          -          -
Enron Broadband Services, Inc.                 01-16039             -          -         -          1          -          1
Enron Energy Services Operations, Inc.         01-16040             -          -         -          -          -          -
Enron Energy Marketing Corp.                   01-16041             -          -         -          -          -          -
Enron Energy Services, Inc.                    01-16042             -          -         -          -          -          -
Enron Energy Services, LLC                     01-16043             -          -         -          -          -          -
Enron Transportation Services Company          01-16044             -          -         -          -          -          -
BAM Leasing Company                            01-16045             -          -         -          -          -          -
ENA Asset Holdings, L.P.                       01-16046             -          -         -          -          -          -
Enron Gas Liquids, Inc.                        01-16048             -          -         -          -          -          -
Enron Global Markets LLC                       01-16076             -          -         -          -          -          -
Enron Net Works L.L.C.                         01-16078             -          -         -          4          -          4
Enron Industrial Markets LLC                   01-16080             -          -         -          -          -          -
Operational Energy Corp.                       01-16109             -          -         -          -          -          -
Enron Engineering & Construction Co.           01-16110             -          -         -          -          -          -
Enron Engineering & Operational Services Co.   01-16111             -          -         -          -          -          -
Garden State Paper Company LLC                 01-16280             -          -         -          -          -          -
Palm Beach Development Company, L.L.C.         01-16319             -          -         -          -          -          -
Tenant Services, Inc.                          01-16428             -          -         -          -          -          -
Enron Energy Information Solutions, Inc.       01-16429             -          -         -          -          -          -
EESO Merchant Investments, Inc.                01-16430             -          -         -          -          -          -
Enron Federal Solutions, Inc.                  01-16431             -          -         -          -          -          -
Enron Freight Markets Corp.                    01-16467             -          -         -          -          -          -
Enron Broadband Services, L.P.                 01-16483             -          -         -          -          -          -
Enron Energy Services North America, Inc.      02-10007             -          -         -          -          -          -
Enron LNG Marketing LLC                        02-10038             -          -         -          -          -          -
Calypso Pipeline, LLC                          02-10059             -          -         -          -          -          -
Enron Global LNG LLC                           02-10060             -          -         -          -          -          -
Enron International Fuel Management Company    02-10061             -          -         -          -          -          -
Enron Natural Gas Marketing Corp.              02-10132             -          -         -          -          -          -
ENA Upstream Company LLC                       02-10232             -          -         -          -          -          -
Enron Liquid Fuels, Inc.                       02-10252             -          -         -          -          -          -
Enron LNG Shipping Company                     02-10346             -          -         -          -          -          -
Enron Property & Services Corp.                02-10464             -          -         -          -          -          -
Enron Capital & Trade Resources
 International Corp.                           02-10613             -          -         -          -          -          -
Enron Communication Leasing Corp.              02-10632             -          -         -          -          -          -
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems, Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766

                           Continued on the next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                             As of January 31, 2004
                                  (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30       31-60      61-90       91+       Other      Total
-----------------------------------------------------------------------------------------------------------------------------------

Intratex Gas Company                           02-10939             -          -         -          -          -          -
Enron Processing Properties, Inc.              02-11123             -          -         -          -          -          -
Enron Methanol Company                         02-11239             -          -         -          -          -          -
Enron Ventures Corp.                           02-11242             -          -         -          -          -          -
Enron Mauritius Company                        02-11267             -          -         -          -          -          -
Enron India Holding Ltd.                       02-11268             -          -         -          -          -          -
Offshore Power Production C.V.                 02-11272             -          -         -          -          -          -
The New Energy Trading Company                 02-11824             -          -         -          -          -          -
EES Service Holdings, Inc.                     02-11884             -          -         -          -          -          -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)   02-12104
ZWHC, LLC (a)                                  02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                   02-12106
Enron Reserve Acquisition Corp.                02-12347             -          -         -          -          -          -
EPC Estate Services, Inc.                      02-12398
 (formerly National Energy Production
 Corp.) (a)                                    02-12398
Enron Power & Industrial Construction (a)      02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
San Juan Gas Company, Inc.                     02-12902             -          -         -          -          -          -
EBF, LLC                                       02-13702             -          -         -          -          -          -
Zond Minnesota Construction Company LLC (a)    02-13723
Enron Fuels International, Inc.                02-14046             -          -         -          -          -          -
E Power Holdings Corp                          02-14632             -          -         -          -          -          -
EFS Construction Management Services, Inc.     02-14885             -          -         -          -          -          -
Enron Management Inc.                          02-14977             -          -         -          -          -          -
Enron Expat Services, Inc.                     02-15716             -          -         -          -          -          -
Artemis Associates, LLC                        02-16441             -          -         -          -          -          -
Clinton Energy Management Services, Inc.       02-16492             -          -         -          -          -          -
LINGTEC Constructors, L.P.                     03-10106             -          -         -          -          -          -
EGS New Ventures Corp.                         03-10673             -          -         -          -          -          -
Louisiana Gas Marketing Company                03-10676             -          -         -          -          -          -
Louisiana Resources Company                    03-10678             -          -         -          -          -          -
LGMI, Inc.                                     03-10681             -          -         -          -          -          -
LRCI, Inc.                                     03-10682             -          -         -          -          -          -
Enron Communications Group, Inc.               03-11364             -          -         -          -          -          -
EnRock Management, LLC                         03-11369             -          -         -          -          -          -
ECI-Texas, L.P.                                03-11371             -          -         -          -          -          -
EnRock, L.P.                                   03-11373             -          -         -          -          -          -
ECI-Nevada Corp.                               03-11374             -          -         -          -          -          -
Enron Alligator Alley Pipeline Company         03-12088             -          -         -          -          -          -
Enron Wind Storm Lake I, LLC (a)               03-13151
ECT Merchant Investments Corp                  03-13154             -          -         -          -          -          -
EnronOnline, LLC                               03-13155             -          -         -          -          -          -
St. Charles Development Company, LLC           03-13156             -          -         -          -          -          -
Calcasieu Development Company, LLC             03-13157             -          -         -          -          -          -
Calvert City Power I, LLC                      03-13158             -          -         -          -          -          -
Enron ACS, Inc.                                03-13159             -          -         -          -          -          -
LOA, Inc.                                      03-13160             -          -         -          -          -          -
Enron India LLC                                03-13234             -          -         -          -          -          -
Enron International Inc.                       03-13235             -          -         -          -          -          -
Enron International Holdings Corp.             03-13236             -          -         -          -          -          -
Enron Middle East LLC                          03-13237             -          -         -          -          -          -
Enron WarpSpeed Services, Inc.                 03-13238             -          -         -          -          -          -
Modulus Technologies, Inc.                     03-13239             -          -         -          -          -          -
Enron Telecommunications, Inc.                 03-13240             -          -         -          -          -          -
DataSystems Group, Inc.                        03-13241             -          -         -          -          -          -
Risk Management & Trading Corp.                03-13259             -          -         -          -          -          -
Omicron Enterprises, Inc.                      03-13446             -          -         -          -          -          -


                           Continued on the next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                             As of January 31, 2004
                                  (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30       31-60      61-90       91+       Other      Total
-----------------------------------------------------------------------------------------------------------------------------------

EFS I, Inc.                                    03-13447             -          -         -          -          -          -
EFS II, Inc.                                   03-13451             -          -         -          -          -          -
EFS III, Inc.                                  03-13453             -          -         -          -          -          -
EFS V, Inc.                                    03-13454             -          -         -          -          -          -
EFS VI, Inc.                                   03-13457             -          -         -          -          -          -
EFS VII, Inc.                                  03-13459             -          -         -          -          -          -
EFS IX, Inc.                                   03-13460             -          -         -          -          -          -
EFS X, Inc.                                    03-13461             -          -         -          -          -          -
EFS XI, Inc.                                   03-13562             -          -         -          -          -          -
EFS XII, Inc.                                  03-13563             -          -         -          -          -          -
EFS XV, Inc.                                   03-13465             -          -         -          -          -          -
EFS XVII, Inc.                                 03-13467             -          -         -          -          -          -
Jovinole Associates                            03-13468             -          -         -          -          -          -
EFS Holdings, Inc.                             03-13469             -          -         -          -          -          -
Enron Operations Services Corp.                03-13489             -          -         -          -          -          -
Green Power Partners I LLC (a)                 03-13500
TLS Investors, LLC                             03-13502             -          -         -          -          -          -
ECT Securities Limited Partnership             03-13644             -          -         -          -          -          -
ECT Securities LP Corp.                        03-13647             -          -         -          -          -          -
ECT Securities GP Corp.                        03-13649             -          -         -          -          -          -
KUCC Cleburne, LLC                             03-13862             -          -         -          -          -          -
Enron International  Asset Management Corp.    03-13877             -          -         -          -          -          -
Enron Brazil Power Holdings XI Ltd.            03-13878             -          -         -          -          -          -
Enron Holding Company L.L.C.                   03-13879             -          -         -          -          -          -
Enron Development Management Ltd.              03-13880             -          -         -          -          -          -
Enron International Korea Holdings Corp.       03-13881             -          -         -          -          -          -
Enron Caribe VI Holdings Ltd.                  03-13882             -          -         -          -          -          -
Enron International Asia Corp.                 03-13883             -          -         -          -          -          -
Enron Brazil Power Investments XI Ltd.         03-13884             -          -         -          -          -          -
Paulista Electrical  Distribution, L.L.C.      03-13885             -          -         -          -          -          -
Enron Pipeline Construction Services Company   03-13915             -          -         -          -          -          -
Enron Pipeline Services Company                03-13918             -          -         -          -          -          -
Enron Trailblazer Pipeline Company             03-13919             -          -         -          -          -          -
Enron Liquid Services Corp.                    03-13920             -          -         -          -          -          -
Enron Machine and Mechanical Services, Inc.    03-13926             -          -         -          -          -          -
Enron Commercial Finance Ltd.                  03-13930             -          -         -          -          -          -
Enron Permian Gathering, Inc.                  03-13949             -          -         -          -          -          -
Transwestern Gathering Company                 03-13950             -          -         -          -          -          -
Enron Gathering Company                        03-13952             -          -         -          -          -          -
EGP Fuels Company                              03-13953             -          -         -          -          -          -
Enron Asset Management Resources, Inc.         03-13957             -          -         -          -          -          -
Enron Brazil Power Holdings I Ltd.             03-14053             -          -         -          -          -          -
Enron do Brazil Holdings Ltd.                  03-14054             -          -         -          -          -          -
Enron Wind Storm Lake II LLC (a)               03-14065
Enron Renewable Energy Corp. (a)               03-14067
Enron Acquisition III Corp.                    03-14068             -          -         -          -          -          -
Enron Wind Lake Benton LLC (a)                 03-14069
Superior Construction Company                  03-14070             -          -         -          -          -          -
EFS IV Inc.                                    03-14126             -          -         -          -          -          -
EFS VII, Inc.                                  03-14130             -          -         -          -          -          -
EFS XIII, Inc.                                 03-14131             -          -         -          -          -          -
Enron Credit, Inc.                             03-14175             -          -         -          -          -          -
Enron Power Corp.                              03-14176             -          -         -          -          -          -
Richmond Power Enterprise, L.P.                03-14177             -          -         -          -          -          -
ECT Strategic Value Corp.                      03-14178             -          -         -          -          -          -
Enron Development Funding Ltd.                 03-14185             -          -         -          -          -          -
Atlantic Commercial Finance, Inc.              03-14223             -          -         -          -          -          -
The Protane Corporation                        03-14224             -          -         -          -          -          -

                             Continued on next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                             As of January 31, 2004
                                  (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30       31-60      61-90       91+       Other      Total
-----------------------------------------------------------------------------------------------------------------------------------

Enron Asia Pacific/ Africa/ China LLC          03-14225             -          -         -          -          -          -
Enron Development Corp.                        03-14226             -          -         -          -          -          -
ET Power 3 LLC                                 03-14227             -          -         -          -          -          -
Nowa Sarzyna Holding B.V.                      03-14228             -          -         -          -          -          -
Enron South America LLC                        03-14229             -          -         -          -          -          -
Enron Global Power & Pipelines LLC             03-14230             -          -         -          -          -          -
Portland General Holdings, Inc.                03-14231             -          -         -          -          -          -
Portland Transition Company, Inc.              03-14232             -          -         -          -          -          -
Cabazon Power Partners LLC (a)                 03-14539
Cabazon Holdings LLC (a)                       03-14540
Enron Caribbean Basin LLC                      03-14862             -          -         -          -          -          -
Victory Garden Power Partners I LLC (a)        03-14871
Oswego Cogen Company, LLC                      03-16566             -          -         -          -          -          -
Enron Equipment Procurement Company            03-16882             -          -         -
                                                                ---------------------------------------------------------------

Combined Debtor Entities                                        $  17      $   -      $  -        $ 9      $ 192      $ 218
                                                                ===============================================================

                        Continued from the previous page


(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766)

                                                                         Table 4

                        Receivables Aging - Non-Commodity
                             As of January 31, 2004
                                  (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30       31-60      61-90       91+       Other      Total
-----------------------------------------------------------------------------------------------------------------------------------

Enron Metals & Commodity Corp.                 01-16033         $   -      $   -      $  -       $  -       $  -       $  -
Enron Corp.                                    01-16034             -          2        34        162          6        204
Enron North America Corp.                      01-16035             -          -         -          6          9         15
Enron Power Marketing, Inc.                    01-16036             -          -         -          -          -          -
PBOG Corp.                                     01-16037             -          -         -          -          -          -
Smith Street Land Company                      01-16038             -          -         -          -          -          -
Enron Broadband Services, Inc.                 01-16039             -          -         -         18        (17)         1
Enron Energy Services Operations, Inc.         01-16040             -          -         -          -          2          2
Enron Energy Marketing Corp.                   01-16041             -          -         -          -          -          -
Enron Energy Services, Inc.                    01-16042             -          -         -          -          3          3
Enron Energy Services, LLC                     01-16043             -          -         -          -          -          -
Enron Transportation Services Company          01-16044             -          -         -          -          -          -
BAM Leasing Company                            01-16045             -          -         -          -          -          -
ENA Asset Holdings, L.P.                       01-16046             -          -         -          -          -          -
Enron Gas Liquids, Inc.                        01-16048             -          -         -          -          -          -
Enron Global Markets LLC                       01-16076             -          -         -          -          -          -
Enron Net Works L.L.C.                         01-16078             -          1         -          4         (1)         4
Enron Industrial Markets LLC                   01-16080             -          -         -          -          -          -
Operational Energy Corp.                       01-16109             -          -         -          1         (1)         -
Enron Engineering & Construction Co.           01-16110             -          -         -          6         (4)         2
Enron Engineering & Operational Services Co.   01-16111             -          -         -          -          -          -
Garden State Paper Company LLC                 01-16280             -          -         -          -         20         20
Palm Beach Development Company, L.L.C.         01-16319             -          -         -          -          -          -
Tenant Services, Inc.                          01-16428             -          -         -          -          -          -
Enron Energy Information Solutions, Inc.       01-16429             -          -         -          -          -          -
EESO Merchant Investments, Inc.                01-16430             -          -         -          -          -          -
Enron Federal Solutions, Inc.                  01-16431             -          -         -          -          -          -
Enron Freight Markets Corp.                    01-16467             -          -         -          -          -          -
Enron Broadband Services, L.P.                 01-16483             -          -         -          -          -          -
Enron Energy Services North America, Inc.      02-10007             -          -         -          8         (4)         4
Enron LNG Marketing LLC                        02-10038             -          -         -          -          -          -
Calypso Pipeline, LLC                          02-10059             -          -         -          -          -          -
Enron Global LNG LLC                           02-10060             -          -         -          -          -          -
Enron International Fuel Management Company    02-10061             -          -         -          -          -          -
Enron Natural Gas Marketing Corp.              02-10132             -          -         -          -          -          -
ENA Upstream Company LLC                       02-10232             -          -         -          -          -          -
Enron Liquid Fuels, Inc.                       02-10252             -          -         -          -          -          -
Enron LNG Shipping Company                     02-10346             -          -         -          -          -          -
Enron Property & Services Corp.                02-10464             -          -         -          7          -          7
Enron Capital & Trade Resources
 International Corp.                           02-10613             -          -         -          -          3          3
Enron Communication Leasing Corp.              02-10632             -          -         -          -          -          -
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems, Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766


                             Continued on next page

                                                                         Table 4

                             As of January 31, 2004
                                  (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30       31-60      61-90       91+       Other      Total
------------------------------------------------------------------------------------------------------------------------------------

Intratex Gas Company                           02-10939             -          -         -          -          -          -
Enron Processing Properties, Inc.              02-11123             -          -         -          -          -          -
Enron Methanol Company                         02-11239             -          -         -          -          -          -
Enron Ventures Corp.                           02-11242             -          -         -          -          -          -
Enron Mauritius Company                        02-11267             -          -         -          -          -          -
Enron India Holding Ltd.                       02-11268             -          -         -          -          -          -
Offshore Power Production C.V.                 02-11272             -          -         -          -          -          -
The New Energy Trading Company                 02-11824             -          -         -          -          -          -
EES Service Holdings, Inc.                     02-11884             -          -         -          -          1          1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)   02-12104
ZWHC, LLC (a)                                  02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                   02-12106
Enron Reserve Acquisition Corp.                02-12347             -          -         -          -          -          -
EPC Estate Services, Inc.                      02-12398
 (formerly National Energy Production
 Corp.) (a)                                    02-12398
Enron Power & Industrial Construction (a)      02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
San Juan Gas Company, Inc.                     02-12902             -          -         -          -          -          -
EBF, LLC                                       02-13702             -          -         -          -          -          -
Zond Minnesota Construction Company LLC (a)    02-13723
Enron Fuels International, Inc.                02-14046             -          -         -          -          -          -
E Power Holdings Corp.                         02-14632             -          -         -          -          -          -
EFS Construction Management Services, Inc.     02-14885             -          -         -          -          -          -
Enron Management Inc.                          02-14977             -          -         -          -          -          -
Enron Expat Services, Inc.                     02-15716             -          -         -          2          -          2
Artemis Associates, LLC                        02-16441             -          -         -          -          -          -
Clinton Energy Management Services, Inc.       02-16492             -          -         -          -          -          -
LINGTEC Constructors, L.P.                     03-10106             -          -         -          -          -          -
EGS New Ventures Corp.                         03-10673             -          -         -          -          -          -
Louisiana Gas Marketing Company                03-10676             -          -         -          -          -          -
Louisiana Resources Company                    03-10678             -          -         -          -          -          -
LGMI, Inc.                                     03-10681             -          -         -          -          -          -
LRCI, Inc.                                     03-10682             -          -         -          -          -          -
Enron Communications Group, Inc.               03-11364             -          -         -          -          -          -
EnRock Management, LLC                         03-11369             -          -         -          -          -          -
ECI-Texas, L.P.                                03-11371             -          -         -          -          -          -
EnRock, L.P.                                   03-11373             -          -         -          -          -          -
ECI-Nevada Corp.                               03-11374             -          -         -          -          -          -
Enron Alligator Alley Pipeline Company         03-12088             -          -         -          -          -          -
Enron Wind Storm Lake I LLC (a)                03-13151
ECT Merchant Investments Corp.                 03-13154             -          -         -          -          -          -
EnronOnline, LLC                               03-13155             -          -         -          -          -          -
St. Charles Development Company, LLC           03-13156             -          -         -          -          -          -
Calcasieu Development Company, LLC             03-13157             -          -         -          -          -          -
Calvert City Power I, LLC                      03-13158             -          -         -          -          -          -
Enron ACS, Inc.                                03-13159             -          -         -          -          -          -
LOA, Inc.                                      03-13160             -          -         -          -          -          -
Enron India LLC                                03-13234             -          -         -          -          -          -
Enron International Inc.                       03-13235             -          -         -          -          -          -
Enron International Holdings Corp.             03-13236             -          -         -          -          -          -
Enron Middle East LLC                          03-13237             -          -         -          -          -          -
Enron WarpSpeed Services, Inc.                 03-13238             -          -         -          -          -          -
Modulus Technologies, Inc.                     03-13239             -          -         -          -          -          -
Enron Telecommunications, Inc.                 03-13240             -          -         -          -          -          -
DataSystems Group, Inc.                        03-13241             -          -         -          -          -          -
Risk Management & Trading Corp.                03-13259             -          -         -          -          -          -
Omicron Enterprises, Inc.                      03-13449             -          -         -          -          -          -

                             Continued on next page

                                                                         Table 4

                             As of January 31, 2004
                                  (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30       31-60      61-90       91+       Other      Total
-----------------------------------------------------------------------------------------------------------------------------------

EFS I, Inc.                                    03-13447             -          -         -          -          -          -
EFS II, Inc.                                   03-13447             -          -         -          -          -          -
EFS III, Inc.                                  03-13453             -          -         -          -          -          -
EFS V, Inc.                                    03-13454             -          -         -          -          -          -
EFS VI, Inc.                                   03-13457             -          -         -          -          -          -
EFS VII, Inc.                                  03-13459             -          -         -          -          -          -
EFS IX, Inc.                                   03-13460             -          -         -          -          -          -
EFS X, Inc.                                    03-13461             -          -         -          -          -          -
EFS XI, Inc.                                   03-13462             -          -         -          -          -          -
EFS XII, Inc.                                  03-13463             -          -         -          -          -          -
EFS XV, Inc.                                   03-13465             -          -         -          -          -          -
EFS XVII, Inc.                                 03-13467             -          -         -          -          -          -
Jovinole Associates                            03-13468             -          -         -          -          -          -
EFS Holdings, Inc.                             03-13469             -          -         -          -          -          -
Enron Operations Services Corp.                03-13489             -          -         -          -          -          -
Green Power Partners I LLC (a)                 03-13500
TLS Investors, LLC                             03-13502             -          -         -          -          -          -
ECT Securities Limited Partnership             03-13644             -          -         -          -          -          -
ECT Securities LP Corp.                        03-13647             -          -         -          -          -          -
ECT Securities GP Corp.                        03-13649             -          -         -          -          -          -
KUCC Cleburne, LLC                             03-13862             -          -         -          -          -          -
Enron International Asset Management Corp.     03-13877             -          -         -          -          -          -
Enron Brazil Power Holdings XI Ltd.            03-13878             -          -         -          -          -          -
Enron Holding Company L.L.C.                   03-13879             -          -         -          -          -          -
Enron Development Management Ltd.              03-13880             -          -         -          -          -          -
Enron International Korea Holdings Corp.       03-13881             -          -         -          -          -          -
Enron Caribe VI Holdings Ltd.                  03-13882             -          -         -          -          -          -
Enron International Asia Corp.                 03-13883             -          -         -          -          -          -
Enron Brazil Power Investments XI Ltd.         03-13884             -          -         -          -          -          -
Paulista Electrical Distribution, L.L.C.       03-13885             -          -         -          -          -          -
Enron Pipeline Construction Services Company   03-13915             -          -         -          -          -          -
Enron  Pipeline Services Company               03-13918             1          -         -          -          -          1
Enron Trailblazer Pipeline Company             03-13919             -          -         -          -          -          -
Enron Liquid Services Corp.                    03-13920             -          -         -          -          -          -
Enron Machine and Mechanical Services, Inc.    03-13926             -          -         -          -          -          -
Enron Commercial Finance Ltd.                  03-13930             -          -         -          -          -          -
Enron Permian Gathering Inc.                   03-13949             -          -         -          -          -          -
Transwestern Gathering Company                 03-13950             -          -         -          -          -          -
Enron Gathering Company                        03-13952             -          -         -          -          -          -
EGP Fuels Company                              03-13953             -          -         -          -          -          -
Enron Asset Management Resources, Inc,         03-13957             -          -         -          -          -          -
Enron Brazil  Power Holdings I Ltd.            03-14053             -          -         -          -          -          -
Enron do Brazil Holdings Ltd.                  03-14054             -          -         -          -          -          -
Enron Wind Storm Lake II LLC (a)               03-14065
Enron Renewable Energy Corp. (a)               03-14067
Enron Acquisition III Corp.                    03-14068             -          -         -          -          -          -
Enron Wind Lake Benton LLC (a)                 03-14069
Superior Construction Company                  03-14070             -          -         -          -          -          -
EFS IV, Inc.                                   03-14126             -          -         -          -          -          -
EFS VIII, Inc.                                 03-14130             -          -         -          -          -          -
EFS XIII, Inc.                                 03-14131             -          -         -          -          -          -
Enron Credit Inc.                              03-14175             -          -         -          -          -          -
Enron Power Corp.                              03-14176             -          -         -          -          -          -
Richmond Power Enterprise L.P.                 03-14177             -          -         -          -          -          -
ECT Strategic Value Corp.                      03-14178             -          -         -          -          -          -
Enron Development Funding Ltd.                 03-14185             -          -         -          4          -          4
Atlantic Commercial Finance, Inc.              03-14223             -          -         -         13          -         13
The Protane Corporation                        03-14224             -          -         -          -          -          -

                           Continued on the next page

                                                                         Table 4

                             As of January 31, 2004
                                  (In Millions)

                                                      Current
Debtor Company                             Case No.    1-30        31-60      61-90       91+      Other        Total
---------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC    03-14225         -            -          -          1         -           1
Enron Development Corp.                  03-14226         -            -          -         10       (10)          -
ET Power 3 LLC                           03-14227         -            -          -          -         -           -
Nowa Sarzyna Holding B.V.                03-14228         -            -          -          8         -           8
Enron South America LLC                  03-14229         -            -          -          -         -           -
Enron Global Power & Pipelines LLC       03-14230         -            -          -          -         -           -
Portland General Holdings, Inc.          03-14231         -            -          -          -         -           -
Portland Transition Company, Inc.        03-14232         -            -          -          -         -           -
Cabazon Power Partners LLC (a)           03-14539
Cabazon Holdings LLC (a)                 03-14540
Enron Caribbean Basin LLC                03-14862         2            -          -          -         -           2
Victory Garden Power Partners I LLC (a)  03-14871
Oswego Cogen Company, LLC                03-16566         -            -          -          -         -           -
Enron Equipment Procurement Company      03-16882         -            -          -         34       (16)         18
                                                        -------------------------------------------------------------
Combined Debtor Entities                                $ 3        $   3      $  34      $ 284     $  (9)      $ 315
                                                        =============================================================


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and 02-10766).

                                                                         Table 5
                                  Enron Debtors
                     Receivables Rollforward - Non-Commodity
                      For the Month Ended January 31, 2004
                                  (In Millions)

                                                           Beginning                 Payments        Other            Ending
Debtor Company                                   Case No.   Balance       Billings   Received     Adjustments         Balance
-------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033     $   -          $    -      $   -         $   -             $   -
Enron Corp.                                    01-16034       205               3         (4)            -               204
Enron North America Corp.                      01-16035        33               -          -           (18)               15
Enron Power Marketing, Inc.                    01-16036         -               -          -             -                 -
PBOG Corp. 01-16037                            -                -               -          -             -
Smith Street Land Company                      01-16038         -               -          -             -                 -
Enron Broadband Services, Inc.                 01-16039         1               -          -             -                 1
Enron Energy Services Operations, Inc.         01-16040         4               -          -            (2)                2
Enron Energy Marketing Corp.                   01-16041         -               -          -             -                 -
Enron Energy Services, Inc.                    01-16042         3               -          -             -                 3
Enron Energy Services, LLC                     01-16043         -               -          -             -                 -
Enron Transportation Services Company          01-16044         -               -          -             -                 -
BAM Leasing Company                            01-16045         -               -          -             -                 -
ENA Asset Holdings, L.P.                       01-16046         -               -          -             -                 -
Enron Gas Liquids, Inc.                        01-16048         -               -          -             -                 -
Enron Global Markets LLC                       01-16076         -               -          -             -                 -
Enron Net Works L.L.C.                         01-16078         5               -          -            (1)                4
Enron Industrial Markets LLC                   01-16080         -               -          -             -                 -
Operational Energy Corp.                       01-16109         -               -          -             -                 -
Enron Engineering & Construction Co.           01-16110         2               -          -             -                 2
Enron Engineering & Operational
 Services Co.                                  01-16111         -               -          -             -                 -
Garden State Paper Company LLC                 01-16280        20               -          -             -                20
Palm Beach Development Company, L.L.C.         01-16319         -               -          -             -                 -
Tenant Services, Inc.                          01-16428         -               -          -             -                 -
Enron Energy Information
 Solutions, Inc.                               01-16429         -               -          -             -                 -
EESO Merchant Investments, Inc.                01-16430         -               -          -             -                 -
Enron Federal Solutions, Inc.                  01-16431         -               -          -             -                 -
Enron Freight Markets Corp.                    01-16467         -               -          -             -                 -
Enron Broadband Services, L.P.                 01-16483         -               -          -             -                 -
Enron Energy Services North America, Inc.      02-10007         4               -          -             -                 4
Enron LNG Marketing LLC                        02-10038         -               -          -             -                 -
Calypso Pipeline, LLC                          02-10059         -               -          -             -                 -
Enron Global LNG LLC                           02-10060         -               -          -             -                 -
Enron International Fuel Management Company    02-10061         -               -          -             -                 -
Enron Natural Gas Marketing Corp.              02-10132         -               -          -             -                 -
ENA Upstream Company LLC                       02-10232         -               -          -             -                 -
Enron Liquid Fuels, Inc.                       02-10252         -               -          -             -                 -
Enron LNG Shipping Company                     02-10346         -               -          -             -                 -
Enron Property & Services Corp.                02-10464         7               -          -             -                 7
Enron Capital & Trade Resources
   International Corp.                         02-10613         3               -          -             -                 3
Enron Communication Leasing Corp.              02-10632         -               -          -             -                 -
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems Inc. (b)                    02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766

                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                      For the Month Ended January 31, 2004
                                  (In Millions)


                                                                     Beginning               Payments        Other        Ending
Debtor Company                                          Case No.      Balance    Billings    Received     Adjustments     Balance
------------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                                  02-10939            -            -           -             -             -
Enron Processing Properties, Inc.                     02-11123            -            -           -             -             -
Enron Methanol Company                                02-11239            -            -           -             -             -
Enron Ventures Corp.                                  02-11242            -            -           -             -             -
Enron Mauritius Company                               02-11267            -            -           -             -             -
Enron India Holding Ltd.                              02-11268            -            -           -             -             -
Offshore Power Production C.V.                        02-11272            -            -           -             -             -
The New Energy Trading Company                        02-11824            -            -           -             -             -
EES Services Holdings, Inc.                           02-11884            1            -           -             -             1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)          02-12104
ZWHC, LLC (a)                                         02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                          02-12106
Enron Reserve Acquisition Corp.                       02-12347            -            -           -             -             -
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)      02-12398
Enron Power & Industrial Construction (a)             02-12400
NEPCO Power Procurement Co. (a)                       02-12402
NEPCO Services International, Inc. (a)                02-12403
San Juan Gas Company, Inc.                            02-12902            -            -           -             -             -
EBF, LLC                                              02-13702            -            -           -             -             -
Zond Minnesota Construction Company LLC (a)           02-13723
Enron Fuels International, Inc.                       02-14046            -            -           -             -             -
E Power Holdings Corp.                                02-14632            -            -           -             -             -
EFS Construction Management Services, Inc.            02-14885            -            -           -             -             -
Enron Management, Inc.                                02-14977            -            -           -             -             -
Enron Expat Services, Inc.                            02-15716            2            -           -             -             2
Artemis Associates, LLC                               02-16441            -            -           -             -             -
Clinton Energy Management Services, Inc.              02-16492            -            -           -             -             -
LINGTEC Constructors, L.P.                            03-10106            -            -           -             -             -
EGS New Ventures Corp.                                03-10673            -            -           -             -             -
Louisiana Gas Marketing Company                       03-10676            -            -           -             -             -
Louisiana Resources Company                           03-10678            -            -           -             -             -
LGMI, Inc.                                            03-10681            -            -           -             -             -
LRCI, Inc.                                            03-10682            -            -           -             -             -
Enron Communications Group, Inc.                      03-11364            -            -           -             -             -
EnRock Management, LLC                                03-11369            -            -           -             -             -
ECI-Texas, L.P.                                       03-11371            -            -           -             -             -
EnRock, L.P.                                          03-11373            -            -           -             -             -
ECI-Nevada Corp.                                      03-11374            -            -           -             -             -
Enron Alligator Alley Pipeline Company                03-12088            -            -           -             -             -
Enron Wind Storm Lake I LLC (a)                       03-13151
ECT Merchant Investments Corp.                        03-13154            -            -           -             -             -
EnronOnline, LLC                                      03-13155            -            -           -             -             -
St. Charles Development Company, LLC                  03-13156            -            -           -             -             -
Calcasieu Development Company, LLC                    03-13157            -            -           -             -             -
Calvert City Power I, LLC                             03-13158            -            -           -             -             -
Enron ACS, Inc.                                       03-13159            -            -           -             -             -
LOA, Inc.                                             03-13160            -            -           -             -             -
Enron India LLC                                       03-13234            -            -           -             -             -
Enron International Inc.                              03-13235            -            -           -             -             -
Enron International Holdings Corp.                    03-13236            -            -           -             -             -
Enron Middle East LLC                                 03-13237            -            -           -             -             -
Enron WarpSpeed Services, Inc.                        03-13238            -            -           -             -             -
Modulus Technologies, Inc.                            03-13240            -            -           -             -             -
Enron Telecommunications, Inc.                        03-13240            -            -           -             -             -
DataSystems Group, Inc.                               03-13241            -            -           -             -             -
Risk Management & Trading Corp.                       03-13259            -            -           -             -             -
Omicron Enterprises, Inc.                             03-13446            -            -           -             -             -

                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                      For the Month Ended January 31, 2004
                                  (In Millions)

                                                               Beginning                 Payments        Other       Ending
Debtor Company                                      Case No.    Balance       Billings   Received     Adjustments    Balance
----------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                       03-13447          -               -          -             -            -
EFS II, Inc.                                      03-13451          -               -          -             -            -
EFS III, Inc.                                     03-13453          -               -          -             -            -
EFS V, Inc.                                       03-13454          -               -          -             -            -
EFS VI, Inc.                                      03-13457          -               -          -             -            -
EFS VII, Inc.                                     03-13459          -               -          -             -            -
EFS IX, Inc.                                      03-13460          -               -          -             -            -
EFS X, Inc.                                       03-13461          -               -          -             -            -
EFS XI, Inc.                                      03-13462          -               -          -             -            -
EFS XII, Inc.                                     03-13463          -               -          -             -            -
EFS XV, Inc.                                      03-13465          -               -          -             -            -
EFS XVII, Inc.                                    03-13467          -               -          -             -            -
Jovinole Associates                               03-13468          -               -          -             -            -
EFS Holdings, Inc.                                03-13469          -               -          -             -            -
Enron Operations Services Corp.                   03-13489          -               -          -             -            -
Green Power Partners I, LLC (a)                   03-14500
TLS Investors, LLC                                03-14502                          -          -             -            -        -
ECT Securities Limited Partnership                03-13644          -               -          -             -            -
ECT Securities LP Corp.                           03-13647          -               -          -             -            -
ECT Securities GP Corp.                           03-13649          -               -          -             -            -
KUCC Cleburne, LLC                                03-13862          -               -          -             -            -
Enron International Asset Management Corp.        03-13877          -               -          -             -            -
Enron Brazil Power Holdings XI Ltd.               03-13878          -               -          -             -            -
Enron Holding Company L.L.C.                      03-13879          -               -          -             -            -
Enron Development Management Ltd.                 03-13880          -               -          -             -            -
Enron International Korea Holdings Corp.          03-13881          -               -          -             -            -
Enron Caribe VI Holdings Ltd.                     03-13882          -               -          -             -            -
Enron International Asia Corp.                    03-13883          -               -          -             -            -
Enron Brazil Power Investments XI Ltd.            03-13884          -               -          -             -            -
Paulista Electrical Distribution, L.L.C.          03-13885          -               -          -             -            -
Enron Pipeline Construction Services Company      03-13915          -               -          -             -            -
Enron Pipeline Services Company                   03-13918          1               -          -             -            1
Enron Trailblazer Pipeline Company                03-13919          -               -          -             -            -
Enron Liquid Services Corp.                       03-13920          -               -          -             -            -
Enron Machine and Mechanical Services, Inc.       03-13926          -               -          -             -            -
Enron Commercial Finance Ltd.                     03-13930          -               -          -             -            -
Enron Permian Gathering Inc.                      03-13949          -               -          -             -            -
Transwestern Gathering Company                    03-13950          -               -          -             -            -
Enron Gathering Company                           03-13952          -               -          -             -            -
EGP Fuels Company                                 03-13953          -               -          -             -            -
Enron Asset Management Resources, Inc.            03-13957          -               -          -             -            -
Enron Brazil Power Holdings I, Ltd.               03-14053          -               -          -             -            -
Enron do Brazil Holdings Ltd.                     03-14054          -               -          -             -            -
Enron Wind Storm Lake II LLC (a)                  03-14065
Enron Renewable Energy Corp. (a)                  03-14067
Enron Acquisition III Corp.                       03-14068          -               -          -             -            -
Enron Wind Lake Benton LLC (a)                    03-14069
Superior Construction Company                     03-14070          -               -          -             -            -
EFS IV, Inc.                                      03-14126          -               -          -             -            -
EFS VIII, Inc.                                    03-14130          -               -          -             -            -
EFS XIII, Inc.                                    03-14131          -               -          -             -            -
Enron Credit Inc.                                 03-14175          -               -          -             -            -
Enron Power Corp.                                 03-14176          -               -          -             -            -
Richmond Power Enterprise, L.P.                   03-14177          -               -          -             -            -
ECT Strategic Value Corp.                         03-14178          -               -          -             -            -
Enron  Development Funding Ltd..                  03-14185          4               -          -             -            4
Atlantic Commercial Finance, Inc.                 03-14223         13               -          -             -           13
The Protane Corporation                           03-14224          -               -          -             -            -

                           Continued on the next page

                                                                         Table 5


                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                      For the Month Ended January 31, 2004
                                  (In Millions)

                                                      Beginning             Payments         Other            Ending
Debtor Company                              Case No.   Balance    Billings  Received      Adjustments         Balance
-----------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China         03-14225         1            -         -              -               1
Enron Development Corp.                   03-14226         -            -         -              -               -
ET Power 3 LLC                            03-14227         8            -         -              -               8
Nowa Sarzyna Holding B.V.                 03-14228         -            -         -              -               -
Enron South America LLC                   03-14229         -            -         -              -               -
Enron Global  Power & Pipelines LLC       03-14230         -            -         -              -               -
Portland General Holdings, Inc.           03-14231         -            -         -              -               -
Portland Transition Company, Inc.         03-14232         -            -         -              -               -
Cabazon Power Partners LLC (a)            03-14539
Cabazon Holdings LLC (a)                  03-14540
Enron Caribbean Basin LLC                 03-14862         6            -        (4)             -               2
Victory Garden Power Partners I LLC (a)   03-14871
Oswego Cogen Company, LLC                 03-16566         -            -         -              -               -
Enron Equipment Procurement Company       03-16882        18            -         -              -              18

                                                        -------------------------------------------------------------
Combined Debtor Entities                                $341          $ 3     $  (8)       $   (21)         $  315
                                                        =============================================================

                        Continued from the previous page


(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
      02-10766).

                                                                        Table 6

                                  Enron Debtors
                       Commodity Receivables and Payables
                             As of January 31, 2004
                                  (In Millions)


Debtor Company                                          Case No.                   Receivables                Payables
---------------------------------------------------------------------------------------------------------------------------------

Enron Metals & Commodity Corp.                        01-16033                       $      1                  $      7
Enron Corp.                                           01-16034                              -                         -
Enron North America Corp.                             01-16035                              -                        30
Enron Power Marketing, Inc.                           01-16036                              -                         -
PBOG Corp.                                            01-16037                              -
Smith Street Land Company                             01-16038                              -                         -
Enron Broadband Services, Inc.                        01-16039                              -                         -
Enron Energy Services Operations, Inc.                01-16040                             19                       233
Enron Energy Marketing Corp.                          01-16041                            126                        39
Enron Energy Services, Inc.                           01-16042                            197                       174
Enron Energy Services, LLC                            01-16043                              -                         -
Enron Transportation Services Company                 01-16044                              -                         -
BAM Leasing Company                                   01-16045                              -                         -
ENA Asset Holdings, L.P.                              01-16046                              -                         -
Enron Gas Liquids, Inc.                               01-16048                              -                         7
Enron Global Markets LLC                              01-16076                              -                         -
Enron Net Works L.L.C.                                01-16078                              -                         -
Enron Industrial Markets LLC                          01-16080                              -                         -
Operational Energy Corp.                              01-16109                              -                         -
Enron Engineering & Construction Co.                  01-16110                              -                         -
Enron Engineering & Operational
  Services Co.                                        01-16111                              -                         -
Garden State Paper Company LLC                        01-16280                              -                        19
Palm Beach Development Company, L.L.C.                01-16319                              -                         -
Tenant Services, Inc.                                 01-16428                              -                        29
Enron Energy Information
  Solutions, Inc.                                     01-16429                              -                         -
EESO Merchant Investments, Inc.                       01-16430                              -                         -
Enron Federal Solutions, Inc.                         01-16431                              -                         -
Enron Freight Markets Corp.                           01-16467                              -                         -
Enron Broadband Services, L.P.                        01-16483                              -                         -
Enron Energy Services North America, Inc.             02-10007                              -                         -
Enron LNG Marketing LLC                               02-10038                              -                         -
Calypso Pipeline, LLC                                 02-10059                              -                         -
Enron Global LNG LLC                                  02-10060                              -                         -
Enron International Fuel Management Company           02-10061                              -                         -
Enron Natural Gas Marketing Corp.                     02-10132                              -                         -
ENA Upstream Company LLC                              02-10232                              -                         -
Enron Liquid Fuels, Inc.                              02-10252                              -                         -
Enron LNG Shipping Company                            02-10346                              -                         -
Enron Property & Services Corp.                       02-10464                              -                         -
Enron Capital & Trade Resources
   International Corp.                                02-10613                             54                       107
Enron Communication Leasing Corp.                     02-10632                              -                         -
Enron Wind Corp. (b)                                  02-10743
Enron Wind Systems, Inc. (b)                          02-10747
Enron Wind Energy Systems Corp. (b)                   02-10748
Enron Wind Maintenance Corp. (b)                      02-10751
Enron Wind Constructors Corp. (b)                     02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)                02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)               02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)              02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)               02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)                02-10766

                           Continued on the next page

                                                                        Table 6


                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                             As of January 31, 2004
                                  (In Millions)


Debtor Company                                          Case No.                   Receivables                Payables
--------------------------------------------------------------------------------------------------------------------------------

Intratex Gas Company                                  02-10939                              -                         -
Enron Processing Properties, Inc.                     02-11123                              -                         -
Enron Methanol Company                                02-11239                              -                         -
Enron Ventures Corp.                                  02-11242                              -                         -
Enron Mauritius Company                               02-11267                              -                         -
Enron India Holding Ltd.                              02-11268                              -                         -
Offshore Power Production C.V.                        02-11272                              -                         -
The New Energy Trading Company                        02-11824                              -                         -
EES Service Holdings, Inc.                            02-11884                              -                         -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)          02-12104                              -                         -
ZWHC, LLC (a)                                         02-12105                              -                         -
Zond Pacific LLC
 (formerly Zond Pacific) (a)                          02-12106                              -                         -
Enron Reserve Acquisition Corp. (b)                   02-12347                              -                         -
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)      02-12398
Enron Power & Industrial Construction (a)             02-12400
NEPCO Power Procurement Co. (a)                       02-12402
NEPCO Services International, Inc. (a)                02-12403
San Juan Gas Company, Inc.                            02-12902                              -                         -
EBF, LLC                                              02-13702                              -                         -
Zond Minnesota Construction Company LLC (a)           02-13723
Enron Fuels International, Inc.                       02-14046                              -                         -
E Power Holdings Corp.                                02-14632                              -                         -
EFS Construction Management, Inc.                     02-14885                              -                         -
Enron Management, Inc.                                04-14977                              -                         -
Enron Expat Services, Inc.                            02-15716                              -                         -
Artemis Associates, LLC                               02-16441                              -                         -
Clinton Energy Management Services, Inc.              02-16492                              4                         2
LINGTEC Constructors, L.P.                            03-10106                              -                         -
EGS New Ventures Corp.                                03-10673                              -                         -
Louisiana Gas Marketing Company                       03-10676                              -                         -
Louisiana Resources Company                           03-10678                              -                         -
LGMI, Inc.                                            03-10681                              -                         -
LRCI, Inc.                                            03-10682                              -                         -
Enron Communications Group, Inc.                      03-10364                              -                         -
EnRock Management, LLC                                03-10369                              -                         -
ECI-Texas, L.P.                                       03-11371                              -                         -
EnRock, L.P.                                          03-11373                              -                         -
ECI-Nevada Corp.                                      03-11374                              -                         -
Enron Alligator Alley Pipeline Company                03-12088                              -                         -
Enron Wind Storm Lake I, LLC (a)                      03-13151
ECT Merchant Investments Corp.                        03-13154                              -                         -
EnronOnline, LLC                                      03-13155                              -                         -
St. Charles Development Company, LLC                  03-13156                              -                         -
Calcasieu Development Company, LLC                    03-13157                              -                         -
Calvert City Power I, LLC                             03-13158                              -                         -
Enron ACS, Inc.                                       03-13159                              -                         -
LOA, Inc.                                             03-13160                              -                         -
Enron India LLC                                       03-13234                              -                         -
Enron International Inc.                              03-13235                              -                         -
Enron International Holdings Corp.                    03-13236                              -                         -
Enron Middle East LLC                                 03-13237                              -                         -
Enron WarpSpeed Services, Inc.                        03-13238                              -                         -
Modulus Technologies, Inc.                            03-13239                              -                         -
Enron Telecommunications, Inc.                        03-13240                              -                         -
DataSystems Group, Inc.                               03-13241                              -                         -
Risk Management & Trading Corp.                       03-13259                              -                         6
Omicron Enterprises, Inc.                             03-13446                              -                         -

                           Continued on the next page

                                                                        Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                             As of January 31, 2004
                                  (In Millions)


Debtor Company                                          Case No.                   Receivables                Payables
-----------------------------------------------------------------------------------------------------------------------------------

EFS I, Inc.                                           03-13447                              -                         -
EFS II, Inc.                                          03-13451                              -                         -
EFS III, Inc.                                         03-13453                              -                         -
EFS V, Inc.                                           03-13454                              -                         -
EFS VI, Inc.                                          03-13457                              -                         -
EFS VII, Inc.                                         03-13459                              -                         -
EFS IX, Inc.                                          03-13460                              -                         -
EFS X, Inc.                                           03-13461                              -                         -
EFS XI, Inc.                                          03-13462                              -                         -
EFS XII, Inc.                                         03-13463                              -                         -
EFS XV, Inv.                                          03-13465                              -                         -
EFS XVII, Inc.                                        03-13467                              -                         -
Jovinole Associates                                   03-13468                              -                         -
EFS Holdings, Inc.                                    03-13469                              -                         -
Enron Operations Services Corp.                       03-13489                              -                         -
Green Power Partners I LLC (a)                        03-13500
TLS Investors, LLC                                    03-13502                              -                         -
ECT Securities Limited Partnership                    03-13644                              -                         -
ECT Securities LP Corp.                               03-13647                              -                         -
ECT Securities GP Corp.                               03-13649                              -                         -
KUCC Cleburne, LLC                                    03-13862                              -                         -
Enron International Asset Management Corp.            03-13877                              -                         -
Enron Brazil Power Holdings XI Ltd.                   03-13878                              -                         -
Enron Holding Company L.L.C.                          03-13879                              -                         -
Enron Development Management Ltd.                     03-13880                              -                         -
Enron International Korea Holdings Corp.              03-13881                              -                         -
Enron Caribe VI Holdings Ltd.                         03-13882                              -                         -
Enron International Asia Corp.                        03-13883                              -                         -
Enron Brazil Power Investments XI Ltd.                03-13884                              -                         -
Paulista Electrical Distribution, L.L.C.              03-13885                              -                         -
Enron Pipeline Construction Services Company          03-13915                              -                         -
Enron Pipeline Services Company                       03-13918                              -                         -
Enron Trailblazer Pipeline Company                    03-13919                              -                         -
Enron Liquid Services Corp.                           03-13920                              -                         -
Enron Machine and Mechanical Services, Inc.           03-13926                              -                         -
Enron Commercial Finance Ltd.                         03-13930                              -                         -
Enron Permian Gathering Inc.                          03-13949                              -                         -
Transwestern Gathering Company                        03-13950                              -                         -
Enron Gathering Company                               03-13952                              -                         -
EGP Fuels Company                                     03-13953                              -                         -
Enron Asset Management Resources, Inc.                03-13957                              -                         -
Enron Brazil Power Holdings I Ltd.                    03-14053                              -                         -
Enron do Brazil Holdings Ltd.                         03-14054                              -                         -
Enron Wind Storm Lake II LLC (a)                      03-14065
Enron Renewable Energy Corp. (a)                      03-14067
Enron Acquisition III Corp.                           03-14068                              -                         -
Enron Wind Lake Benton LLC (a)                        03-14069
Superior Constriction Company                         03-14070                              -                         -
EFS IV, Inc.                                          03-14126                              -                         -
EFS VII, Inc.                                         03-14130                              -                         -
EFS XIII, Inc.                                        03-14131                              -                         -
Enron Credit Inc.                                     03-14175                              -                         -
Enron Power Corp.                                     03-14176                              -                         -
Richmond Power Enterprise, L.P.                       03-14177                              -                         -
ECT Strategic Value Corp.                             03-14178                              -                         -
Enron Development Funding Ltd.                        03-14185                              -                         -
Atlantic Commercial Finance, Inc.                     03-14223                              -                         -
The Protane Corporation                               03-14224                              -                         -

                           Continued on the next page

                                                                         Table 6


                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                             As of January 31, 2004
                                  (In Millions)


Debtor Company                                          Case No.                   Receivables                Payables
------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China                     03-14225                              -                         -
Enron Development Corp.                               03-14226                              -                         -
ET Power 3 LLC                                        03-14227                              -                         -
Nowa Sarzyna Holding B.V.                             03-14228                              -                         -
Enron South America LLC                               03-14229                              -                         -
Enron Global  Power & Pipelines LLC                   03-14230                              -                         -
Portland General Holdings, Inc.                       03-14231                              -                         -
Portland Transition Company, Inc.                     03-14231                              -                         -
Cabazon Power Partners LLC (a)                        03-14539
Cabazon Holdings LLC (a)                              03-14540
Enron Caribbean Basin LLC                             03-14862                              -                         -
Victory Garden Power Partners I LLC (a)               03-14871
Oswego Cogen Company, LLC                             03-16566                              -                         -
Enron Equipment Procurement Company                   03-16882                              -                         -
                                                                                     ----------------------------------

Combined Debtor Entities                                                             $    401                  $    653
                                                                                     ==================================


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
      02-10766).

                                                                        Table 7

                                 Enron Entities
                               Asset Dispositions
                      For the Month Ended January 31, 2004
                                  (In Millions)


                                                                    Asset                               Book
Company                       Date Closed                        Description                            Value              Proceeds
-----------------------------------------------------------------------------------------------------------------------------------
Debtor Companies
----------------
Enron North America Corp.       1/15/04                       East Coast Power subordinated debt.      $ 24                  $ 28

San Juan Gas Company            1/30/04                       Sale of gas distribution assets owned
                                                              and operated by San Juan Gas Co.            -                     3



Non-Debtor Companies
--------------------
None.